UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 15, 2014

Body Central Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34906 (Commission File Number)	14-1972231 (IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32,217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904) 737-0811

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On July 15, 2014, Body Central Corp. (the "Company") entered into a First Amendment to Securities Purchase Agreement, Notes, and Registration Rights Agreement (the "Amendment") with the investors who purchased securities from the Company pursuant to the Securities Purchase Agreement entered into on June 27, 2014 (the "Purchase Agreement"). The Amendment effects certain modifications to the Purchase Agreement, Subordinated Secured Convertible Notes of the Company issued in connection therewith (the "Notes"), and the Registration Rights Agreement entered into on June 27, 2014 (the "Registration Rights Agreement").

The Amendment amended the covenant contained in Section 4(o) of the Purchase Agreement to provide that following the Company's delisting from NASDAQ, the Company would cause its common stock to be eligible for quotation and trading on any other "Eligible Market". The definition of "Eligible Market" set forth in the Notes was amended to include, among others, the OTC Pink or any comparable OTC market.

Amendments to the Registration Rights Agreement (originally included in the Current Report on Form 8-K filed on June 30, 2014 as Exhibit 4.3) are summarized as follows:

i.
The definition of the "Initial Filing Deadline" (that is, the deadline for filing the initial Registration Statement covering the resale of the shares issuable upon conversion of the Notes) was amended to mean the date which is 20 calendar days after the Company has obtained the stockholder approval of a reverse stock split pursuant to the Securities Purchase Agreement; and

ii.
Section 2(g) was amended to include language that eliminates the penalty fee provision associated with any failure by the Company to timely register the required number of shares (that is, 130% of the maximum number of shares issuable pursuant to the Notes); provided that the number of shares available under the Registration Statement is sufficient to cover the lesser of (1) at least 100% of the maximum amount of conversion shares or (2) the lesser of the maximum number of shares of common stock of the Company permitted to be registered by the SEC or authorized pursuant to the Company's Certificate of Incorporation.

The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 - First Amendment to Securities Purchase Agreement, Notes, and Registration Rights Agreement dated as of July 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

	By:	/s/ Timothy J. Benson
July 16, 2014		Timothy J. Benson
Senior Vice President, Finance and Secretary